SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2007


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-25148                 11-2974651
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                  File No.)            Identification No.)


425B Oser Avenue, Hauppauge, New York                               11788
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

     On January 17, 2007, Global Payment Technologies, Inc. ("GPT"), received a notice from The NASDAQ Stock Market (the "Notice") that it was no longer in compliance with the minimum $10,000,000 stockholders' equity requirement for continued listing on The NASDAQ Global Market set forth in Marketplace Rule 4450(a)(3). The Notice requested that GPT provide, on or before February 1, 2007, a specific plan to achieve and sustain compliance with all NASDAQ Global Market listing requirements.

     On January 22, 2007, GPT issued a press release, attached to this Current Report on Form 8-K (the "Report:") as Exhibit 99.1, reporting that it had received the Notice.


Item 9.01. Financial Statements and Exhibits.


     (d)  Exhibits.
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            99.1       Press Release dated January 22, 2007



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2007

                                          GLOBAL PAYMENT TECHNOLOGIES, INC.



                                          By:    /s/ William L. McMahon
                                                 ----------------------
                                          Name:  William L. McMahon
                                          Title: Vice President, Chief Financial
                                                 Officer and Secretary

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


                                  Exhibit Index

     Exhibit No.    Description
     -----------    -----------
        99.1        Press Release dated January 22, 2007


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